UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported):    January 14, 2008


                            HARVEY ELECTRONICS, INC.
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             (Exact Name of Registrant as Specified in Its Charter)


                                    New York
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         (State or Other Jurisdiction of Incorporation or Organization)

             1-4626                                   13-1534671
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     (Commission File Number)                 (IRS Employer Identification No.)

                  205 Chubb Avenue, Lyndhurst, New Jersey 07071
          (Address of Principal Executive Offices, Including Zip Code)


                                 (201) 842-0078
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              (Registrant's Telephone Number, Including Area Code)

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         (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

     The Registrant announced in January 2008 that Michael Beck has been promoted to Chief Operating Officer from his previous position as Vice President of Operations. Mr. Beck, 49, had served as Vice President of Operations of the Registrant since April 1997. Further details regarding Mr. Beck's background and the terms of his employment can be found in the Registrant's periodic filings, available online at the website of the Securities and Exchange Commission, www.sec.gov.

     On January 14, 2008, the Registrant terminated the employment of Roland Hiemer, its Vice President of Merchandising.


SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            HARVEY ELECTRONICS, INC.


Date: January 18, 2008                      /s/Michael E. Recca
                                            ---------------------------
                                            Michael E. Recca
                                            Interim Chief Executive Officer and
                                            Chief Restructuring Officer